FIFTH AMENDMENT
TO CREDIT AGREEMENT

This FIFTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated as of July 30, 2020, and is by and among MUELLER WATER PRODUCTS, INC., a Delaware corporation (the "Company"), SINGER VALVE, LLC, a North Carolina limited liability company ("Singer"), CAM VALVES AND AUTOMATION, LLC, a Kansas limited liability company ("CAM"; together with Singer, collectively, the "Joining Borrowers" and each a "Joining Borrower"), each of the Subsidiaries of the Company identified as Borrowers on the signature pages hereof (such Subsidiaries, together with the Company, "Existing Borrowers" and together with the Joining Borrowers, the "Borrowers"), the Lenders identified on the signature pages hereof, and BANK OF AMERICA, N.A., a national banking association, as administrative agent for the Lenders (in that capacity, "Administrative Agent") and as Swing Line Lender and an L/C Issuer.

RECITALS:

WHEREAS, the Existing Borrowers, the Lenders and the Administrative Agent are parties to that certain Credit Agreement dated as of August 26, 2010 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the "Existing Credit Agreement");

WHEREAS, each Joining Borrower is required by the terms of the Credit Agreement to become a "Borrower" under the Credit Agreement and be joined as a Loan Party, including as a party to the Security Agreement as a Grantor (as defined in the Security Agreement) and the other Loan Documents to which Grantors are a party;

WHEREAS, each Joining Borrower will materially benefit directly and indirectly from the credit facilities and certain additional extensions of credit made available and to be made available to the Borrowers by the Lenders under the Credit Agreement;

WHEREAS, the Borrowers have requested that the Lenders and the Administrative Agent extend the maturity date of the Existing Credit Agreement and otherwise amend certain terms and provisions of the Existing Credit Agreement as set forth herein; and

WHEREAS, the Lenders and the Administrative Agent are willing to amend the Existing Credit Agreement on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I
DEFINITIONS

SECTION 1.01  Defined Terms. Capitalized terms used but not otherwise defined herein (including in the preamble and the recitals hereto) have the meanings assigned to them in the Amended Credit Agreement (as defined below).

SECTION 1.02  Other Interpretive Provisions. The rules of construction in Article I of the Amended Credit Agreement shall be equally applicable to this Amendment.

ARTICLE II

AMENDMENTS

SECTION 2.01  Existing Credit Agreement. Effective as of the Fifth Amendment Effective Date (as defined below), (a) the Existing Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text), each as set forth in the pages of a conformed copy of the Credit Agreement attached as Exhibit A hereto (the Existing Credit Agreement, as amended hereby, being referred to as the "Amended Credit Agreement" and the Amended Credit Agreement, as it may be amended, restated, supplemented or otherwise modified from time to time hereafter, the "Credit Agreement"), and (b) the Schedules to the Existing Credit Agreement are hereby amended and restated in their entirety by replacing such Schedules with the Schedules attached as Exhibit B hereto (the "Amended Schedules").

SECTION 2.02  No Novation. The execution and delivery of this Amendment and the Restated Security Agreement (as hereinafter defined) shall not constitute a novation or termination of the Existing Credit Agreement or of the credit facility or any other Loan Document thereunder or in respect thereof. Notwithstanding that the cover page of the Amended Credit Agreement is dated "as of August 26, 2010" and Section 5.01 of the Amended Credit Agreement attached hereto contains conditions which were applicable to the initial Closing Date of August 26, 2010, the changes to the Existing Credit Agreement effected by this Amendment shall be effective as of the satisfaction to the conditions to effectiveness set forth in Article V of this Amendment. The signature pages to the Amended Credit Agreement may be omitted or modified, however to reflect the parties to the Amended Credit Agreement, and the execution and delivery of this Amendment shall be deemed to be an execution and delivery of the Amended Credit Agreement.

ARTICLE III
JOINDER

SECTION 3.01  Joinder to Credit Agreement and the Other Loan Documents. Each Joining Borrower hereby irrevocably, absolutely and unconditionally:

(a) becomes a party to the Credit Agreement as a Borrower and agrees to be bound by all the terms, conditions, obligations, liabilities and undertakings of a Borrower thereunder;

(b) acknowledges and agrees that it is jointly and severally liable for all Obligations under the Credit Agreement;

(c) (i) becomes a party to the Security Agreement as a “Grantor” thereunder (in such capacity, an “Additional Grantor”) with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder, and (ii) collaterally assigns, grants, mortgages and pledges to the Administrative Agent and hereby grants to the Administrative Agent, for the benefit of the Secured Parties, as collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Obligations of such Additional Grantor (including, without limitation, any extensions, modifications, substitutions, amendments or renewals of any or all of such Obligations), a security interest in all of the Collateral (as defined in Section 2 of the Security Agreement) of such Additional Grantor, in each case whether now owned or at any time hereafter acquired by such Additional Grantor or in which such Additional Grantor now has or at any time in the future may acquire any right, title or interests and wherever the same may be located, but subject in all respects to the terms, conditions and exclusions set forth in the Security Agreement.

SECTION 3.02  Amended Schedules. Each Joining Borrower represents and warrants that the information contained on each of the Amended Schedules with respect to such Joining Borrower and its properties and affairs is true, complete and accurate as of the date hereof.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES

In order to induce Administrative Agent and the Lenders party hereto to enter into this Amendment, each Borrower hereby represents to Administrative Agent and the Lenders as of the date hereof as follows:

SECTION 4.01  Authorization. Such Borrower is duly authorized to execute and deliver this Amendment and is duly authorized to perform its obligations under the Credit Agreement and the other Loan Documents to which it is a party.

SECTION 4.02  No Contravention. The execution and delivery of this Amendment by such Borrower does not and will not (i) contravene the terms of the Organization Documents of such Borrower; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under (x) any Contractual Obligation to which such Borrower is a party (other than Liens created under the Loan Documents in favor of the Administrative Agent for the ratable benefit of the Secured Parties (as defined in the Security Agreement) or (y) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Borrower or its property is subject; or (iii) violate any applicable Law.

SECTION 4.03  Binding Effect. This Amendment is a legal, valid, and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar Laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

SECTION 4.04  Credit Agreement Representations. As of the Fifth Amendment Effective Date and after giving effect to this Amendment, the representations and warranties of the Company and each other Borrower contained in Article VI of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, are true and correct in all material respects (without duplication of any materiality qualifier contained therein) on and as of the Fifth Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of Section 6.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 7.01 of the Credit Agreement.

SECTION 4.05  Credit Agreement Covenants. As of the Fifth Amendment Effective Date and after giving effect to this Amendment, each Borrower has complied with and is in compliance with all of the covenants set forth in the Credit Agreement, including those set forth in Article VII and Article VIII of the Credit Agreement.

SECTION 4.06  No Default; Post-Effective Date Deliveries; Waiver.

(a) As of the Fifth Amendment Effective Date, both immediately before and after giving effect to this Amendment, but subject to clauses (b) and (c) below and Section 6.09 hereof, no Default or Event of Default has occurred and is continuing or would result herefrom.

(b) The Borrowers shall cause the Deposit Accounts identified in writing by the Company to the Administrative Agent in connection with this Amendment to become subject to effective Deposit Account Control Agreements within 60 days (or such longer period as the Administrative Agent may agree to) of the Fifth Amendment Effective Date (the "DACA Delivery Period"). The Lenders and the Administrative Agent acknowledge and agree that any Default or Event of Default existing as a result of the failure of the Borrowers to deliver such Deposit Account Control Agreements prior to the expiration of the DACA Delivery Period are hereby waived.

(c) In view of the execution and delivery of the Restated Security Agreement (as hereafter defined) on the date hereof, the Administrative Agent and the Lenders hereby waive any Default or Event of Default that exists under the Loan Documents arising from (i) the failure by the Borrowers to provide any quarterly reports to the Administrative Agent regarding Intellectual Property as required under Section 4.6(f) of the Existing Security Agreement (as hereinafter defined), and (ii) any inaccurate representation and warranty as to the absence of any Default or Event of Default arising solely from the failure to have delivered such quarterly Intellectual Property updates.

ARTICLE V
CONDITIONS PRECEDENT

SECTION 5.01  Conditions to Effectiveness. This Amendment shall become effective on the date each of the following conditions shall have been satisfied in form and substance satisfactory to Administrative Agent and the Lenders (such date, the "Fifth Amendment Effective Date"):

(a) The Administrative Agent shall have received all of the following documents, each of which shall be originals, facsimiles or other electronic transmission (in the case of facsimiles or other electronic transmission followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Borrower, each dated the Fifth Amendment Effective Date (or, in the case of certificates of governmental officials, a recent date before the Fifth Amendment Effective Date) and, each in form and substance satisfactory to the Administrative Agent and its legal counsel:

(i) Counterparts of this Agreement executed by each Borrower, the Administrative Agent, and all of the Lenders;

(ii) Counterparts of that certain Amended and Restated Security Agreement dated as of the date hereof (the "Restated Security Agreement") executed by each Borrower, the Administrative Agent, and all of the Lenders, amending and restating that certain ABL Pledge and Security Agreement dated as of November 25, 2014 (the "Existing Security Agreement");

(iii) such certificates of resolutions or other action, incumbency certificates (including specimen signatures), and/or other certificates of Responsible Officers of each Borrower as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Borrower is a party;

(iv) such documents and certifications as the Administrative Agent may reasonably require to evidence that each Borrower is duly organized or formed, and that each Borrower is validly existing, and in good standing in its jurisdiction of organization, including certified copies of each Borrower’s Organization Documents, and stockholders’ agreements, if any;

(v) a favorable opinion of Bryan Cave Leighton Paisner LLP, special counsel to the Borrowers, addressed to the Administrative Agent and each Lender, as to the matters concerning the Borrowers and the Loan Documents as the Administrative Agent may reasonably request;

(vi) a certificate signed by any financial officer of the Company that is a Responsible Officer certifying that, after giving effect to the entering into of this Amendment on the Fifth Amendment Effective Date, the Company and its Subsidiaries, measured on a consolidated basis, are Solvent;

(vii) Uniform Commercial Code search results showing only those Liens as are permitted under the Credit Agreement; and

(viii) such other assurances, certificates, documents, consents or opinions as the Administrative Agent, the L/C Issuer, the Swing Line Lender or the Lenders may reasonably require.

(b) The representations and warranties of the Company and each other Borrower contained in Article IV hereof shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such date.

(c) Any fees required to be paid on or before the Fifth Amendment Effective Date pursuant to any fee letter delivered to the Administrative Agent or any Lender in connection with this Amendment shall have been paid.

(d) Unless waived by the Administrative Agent, the Borrowers shall have paid all reasonable fees, charges and disbursements of counsel to the Administrative Agent to the extent invoiced at least three Business Days prior to the Fifth Amendment Effective Date, plus such additional amounts of such reasonable fees, charges and disbursements as shall constitute its reasonable estimate of such reasonable fees, charges and disbursements incurred or to be incurred by it through the closing proceedings of this Amendment (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrowers and the Administrative Agent).

(e) no order, injunction or judgment has been entered into prohibiting the closing of the Amendment;

(f) the Administrative Agent shall have received evidence of insurance required to be maintained by the Loan Parties under the Amended Credit Agreement, together with required endorsements and notice provisions, including lender loss payable endorsement;

(g) the Administrative Agent shall receive recent UCC searches with respect to each of the Loan Parties;

(h) The Administrative Agent and each Lender shall have received all documentation and other information required by regulatory authorities under applicable "know your customer" and anti-money laundering laws, rules and regulations, including a Beneficial Ownership Certificate if required, or otherwise under the Patriot Act and requested at least five (5) Business Days prior to the Fifth Amendment Effective Date.

For purposes of determining compliance with the conditions specified in this Section 5.01, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required hereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received written notice from such Lender prior to the proposed Fifth Amendment Effective Date specifying its objection thereto.

The Administrative Agent’s delivery to the Company of a copy of this Amendment executed by all necessary parties described in Section 5.01(a)(i) shall be deemed evidence that the Fifth Amendment Effective Date has occurred.

ARTICLE VI
MISCELLANEOUS

SECTION 6.01  Governing Law. This Amendment is governed by, and is to be construed in accordance with, the laws of the State of New York and shall be further subject to the provisions of Sections 11.14 and 11.15 of the Credit Agreement. Each provision of this Amendment is severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any specific provision.

SECTION 6.02 Binding Effect. On and after the Fifth Amendment Effective Date, this Amendment shall bind the Administrative Agent, the Lenders, and Borrowers and their respective successors and assigns, and will inure to the benefit of Administrative Agent, the Lenders, and Borrowers and the successors and assigns of Administrative Agent and each Lender.

SECTION 6.03 Ratification. Each Borrower, by execution of this Amendment, hereby reaffirms, assumes, and binds themselves to all applicable obligations, duties, rights, covenants, terms, and conditions that are contained in the Credit Agreement and the other Loan Documents (including the granting of any Liens for the benefit of the Administrative Agent and the Lenders).

SECTION 6.04 Loan Document; Expenses. This Amendment is a Loan Document. Each Borrower acknowledges that Administrative Agent’s costs and expenses (including reasonable attorneys’ fees) incurred in connection with this Amendment shall be paid by Borrowers pursuant to Section 11.04 of the Credit Agreement.

SECTION 6.05 Counterparts; Execution. The parties may sign this Amendment in several counterparts, each of which will be deemed to be an original but all of which together will constitute one instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 6.06 Further Assurances. Each of the parties to this Amendment agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Amendment.

SECTION 6.07 No Waivers. Except as expressly set forth herein (including Exhibit A hereto), the amendments provided herein shall not by implication or otherwise limit, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, nor shall it constitute a waiver of any Default or Event of Default, nor shall it alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Loan Documents. Except as expressly amended herein, the Credit Agreement and the other Loan Documents shall continue in full force and effect in accordance with the provisions thereof. As used in the Credit Agreement, the terms "Agreement", "herein", "hereinafter", "hereunder", "hereto" and words of similar import shall mean, from and after the date hereof, the Existing Credit Agreement as amended hereby and as it may be amended, restated, supplemented or otherwise modified from time to time hereafter in accordance with its terms.

SECTION 6.08 Section Captions. Section captions used in this Amendment are for convenience of reference only, and shall not affect the construction of this Amendment.

SECTION 6.09 Acknowledgment of Scrivener’s Errors.

(a) The Parties hereby acknowledge and agree that Mueller Co. International Holdings, LLC., a Delaware limited liability company and a Wholly Owned Domestic Subsidiary of the Company, was released from the Credit Agreement as of July 13, 2016, upon the effectiveness of the Third Amendment to the Credit Agreement, by virtue of having become a CFC Holding Company, and that since that time, Mueller Co. International Holdings, LLC has not been, and does not currently constitute, a Borrower under the Credit Agreement, notwithstanding that such Subsidiary was inadvertently included in the list of Borrowers signatory to the Fourth Amendment to Credit Agreement dated as of January 6, 2017, among the Borrowers, the Lenders and the Administrative Agent. The Lenders and the Administrative Agent further acknowledge and agree that listing Mueller Co. International Holdings, LLC as a signatory to the Fourth Amendment was a scrivener’s error, and that no Default or Event of Default shall be deemed to have occurred, directly or indirectly, as a result thereof.

(b) The Parties hereby acknowledge that the correct name of the Borrower that has heretofore been listed as “Mueller Systems LLC” is “Mueller Systems, LLC”, and that the omission of a comma from its name was a scrivener’s error. Mueller Systems, LLC hereby reaffirms, assumes and agrees to perform its obligations under the Credit Agreement and all other Loan Documents to which it is a party under the name “Mueller Systems LLC,” to the same extent as if its correct legal name had been reflected on such Loan Documents. The Lenders and the Administrative Agent further acknowledge and agree that any Default or Event of Default that occurred or may have occurred by reason of such scrivener’s error is hereby waived.

SECTION 6.10  Departing Lender. The parties hereto acknowledge and agree that Wells Fargo Bank, National Association (the "Departing Lender") will not continue as a Lender under the Amended Credit Agreement after the Fifth Amendment Effective Date and the Administrative Agent is authorized to make all payments due to the Departing Lender as if such Departing Lender were a Lender being replaced under Section 11.13 of the Existing Credit Agreement.

SECTION 6.11 Release.

(a) In consideration of the agreements of the Administrative Agent and the Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Loan Party, on behalf of itself and its successors, assigns, and other legal representatives (each Loan Party and all such other Persons being hereinafter referred to collectively as the “Releasors” and individually as a “Releasor”), hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges the Administrative Agent and the Lenders, and their successors and assigns, and their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (the Administrative Agent, each Lender and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, controversies, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which any Releasor may now own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Agreement, in any way related to or in connection with the Credit Agreement, or any of the other Loan Documents or transactions thereunder or related thereto.

(b) Each Loan Party understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(c) Each Loan Party agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

[Remainder of page intentionally left blank; signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective authorized officers as of the date first above written.
EXISTING BORROWERS:
MUELLER WATER PRODUCTS, INC.
ECHOLOGICS, LLC
HENRY PRATT COMPANY, LLC
JAMES JONES COMPANY, LLC
MUELLER CO. LLC
MUELLER GROUP, LLC
MUELLER INTERNATIONAL, LLC
MUELLER PROPERTY HOLDINGS, LLC
MUELLER SERVICE CALIFORNIA, INC.
MUELLER SERVICE CO., LLC
MUELLER SYSTEMS, LLC
OSP, LLC
U.S. PIPE VALVE & HYDRANT, LLC
By:
Name: Marietta Edmunds Zakas
Title: Executive Vice President and Chief
Financial Officer of each Borrower

JOINING BORROWERS:

SINGER VALVE, LLC,
CAM VALVES AND AUTOMATION, LLC
By:
Name: Marietta Edmunds Zakas
Title: Executive Vice President and Chief
Financial Officer of each Borrower

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent
By:
Name:
Title:

LENDERS:

BANK OF AMERICA, N.A., as a Lender, L/C
Issuer and Swing Line Lender

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as a Lender

By:
Name:
Title:

TRUIST BANK, as a Lender
By:
Name:
Title:

GOLDMAN SACHS BANK USA, as a Lender
By:
Name:
Title:

TD BANK, N.A., as a Lender
By:
Name:
Title:

EXHIBIT A

Credit Agreement

See attached.

EXHIBIT B

Schedules to Credit Agreement

See attached.